UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): April 21, 2021 (April 19, 2021)

FORCE PROTECTION VIDEO EQUIPMENT CORP.

(Exact name of registrant as specified in its charter)

Florida	000-55519	45-1443512
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2629 Townsgate Road, Suite 215

Westlake Village, CA 91361

(Address of principal executive offices)

(714) 312-6844

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective April 15, 2021, Force Protection Video Equipment Corp., Inc. (“the Company”) further amended its articles of incorporation (the “Amendment”) in order to reduce the par value of the Company’s common stock from $0.0001 to $0.00000001 per share. A copy of the Amendment filed with the Secretary of State of the State of Florida is attached to this Current Report as Exhibit 3.01(i).

Item 8.01	Other Events.

On April 19, 2021, the Company made a presentation. A copy of the slides presented are attached to this Current Report as Exhibit 99.01. Additionally, the video and audio presentation is also available at https://youtu.be/QrPn_iFopHM.

Item 9.01	Financial Statement and Exhibits.

Exhibit No.	Description
3.01(i)	Amendment to the Articles of Incorporation Effective April 15, 2021
99.01	Slides presented on April 19, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 21, 2021	Force Protection Video Equipment Corporation

/s/ Lou Kerner
		By:	Lou Kerner
Chief Executive Officer

INDEX OF EXHIBITS

Exhibit No.	Description
3.01(i)	Amendment to the Articles of Incorporation Effective April 15, 2021
99.01	Slides presented on April 19, 2021